SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: November 19, 1997



                         WESTERN MICRO TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      0-11560                94-2414428
----------------------------          ------------          ----------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)



 254 East Hacienda Avenue, Campbell, CA                         95008
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)



                                 (408) 379-0177
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 5.  Announcement of Merger to Effectuate a Name Change
         --------------------------------------------------

         On November 18, 1997, Western Micro Technology, Inc. (the "Company") announced in a press release that the Company will effect a merger of Savoir Technology Group, Inc., a Delaware corporation and wholly owned subsidiary of Western Micro Technology, Inc., into Western Micro Technology, Inc. Western Micro Technology, Inc. will continue as the surviving corporation. Upon the effective date of the merger, the name of the surviving corporation will be changed to Savoir Technology Group, Inc. The Company also announced that on November 24, 1997, the Company's Nasdaq trading symbol will be changed from "WSTM" to "SVTG." The press release is attached to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

              99.1   Press Release.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  November 19, 1997.

                                       WESTERN MICRO TECHNOLOGY, INC.



                                       By         /s/ James W. Dorst
                                          -------------------------------------
                                                     James W. Dorst
                                                 Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.          Description
-----------          -----------

99.1                 Press Release.